UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2010

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI		48152
(Address of Principal Executive Offices)		(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement.

On April 15, 2010, Valassis Communications, Inc. (the “Company”) entered into the second amendment (the “Amendment”) to its senior secured credit agreement, dated as of March 2, 2007, as amended by the first amendment dated as of January 22, 2009 (the “Credit Agreement”), by and among the Company, the several lenders from time to time parties thereto, Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent (the “Agent”) for the lenders, and the bookrunners, lead arrangers, syndication agent and documentation agents parties thereto.

The Amendment, among other things, (i) permits the Company to use up to $325,000,000 to repurchase its outstanding 8 1/4% Senior Notes due 2015 (the “Notes”) through April 15, 2011, (ii) provides the Company flexibility to extend the maturity of the revolving line of credit portion of the senior secured credit facility beyond the current expiration date of March 2, 2012, (iii) allows the Company additional features with respect to any future convertible or exchangeable debt securities, and (iv) reduces the aggregate revolving credit commitments under the senior secured credit facility from $100 million to $50 million. The Amendment does not require the Company to make any such repurchases of the Notes. There can be no assurance that the Company will make any repurchases or that, if the Company decides to repurchase any Notes, the Company will be able to successfully repurchase the Notes at prices acceptable to the Company.

The Amendment increases the applicable interest rate margins to the borrowings under the Credit Agreement by 50 basis points. The Company paid customary fees and expenses to the Agent and the lenders in connection with the Amendment.

The foregoing description of the Amendment is summary in nature, and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The press release announcing the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated as of April 15, 2010, by and among Valassis Communications, Inc., the several lenders parties thereto, and Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent.

99.1	Press Release, dated April 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: April 16, 2010	Name:	Todd Wiseley
	Title:	General Counsel, Senior Vice President, Administration and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated as of April 15, 2010, by and among Valassis Communications, Inc., the several lenders parties thereto, and Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent.

99.1	Press Release, dated April 15, 2010